 Stadion Investment Trust

Stadion Market Opportunity FundTM
Class A Shares (ETFAX), CUSIP 85235B814
Class C Shares (ETFCX), CUSIP 85235B798
Class I Shares (ETFOX), CUSIP 85235B780

Supplement to the Prospectus
Dated June 28, 2013

This Supplement updates the Prospectus dated April 1, 2013, as supplemented on April 22, 2013 (the “Prospectus”) for the Stadion Market Opportunity Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”).

Please keep this Supplement for future reference.

CHANGE TO AVERAGE ANNUAL TOTAL RETURNS DISCLOSURE

Effective June 28, 2013, the paragraph immediately prior to the “Average Annual Total Returns” table and the “Average Annual Total Returns” table located on page 6 of the Prospectus shall be replaced in its entirety to read as follows:

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not applicable to investors who hold shares of the Fund through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs). After-tax returns are shown for Class I shares only and after-tax returns for other classes will vary to the extent that each class has different expenses.

Class A and C shares of the Fund commenced operations on April 1, 2013. The performance shown for Class A and C shares reflects the performance of the Fund’s Class I shares, the initial share class, calculated using the fees and expenses of Class A and C shares, respectively, and without the effect of any fee and expense limitations or waivers. If Class A and C shares of the Fund had been available during periods prior to April 1, 2013, the performance shown may have been different.

Average Annual Total Returns
(for periods ended December 31, 2012)

Class I Shares	1 Year	5 Years	Since Inception (May 3, 2004)
Return Before Taxes	9.99%	5.71%	5.56%
Return After Taxes on Distributions	6.37%	3.55%	4.04%
Return After Taxes on Distributions and Sale of Fund Shares	9.17%	4.07%	4.18%
Class A Shares
Return Before Taxes	3.37%	4.20%	4.58%
Class C Shares
Return Before Taxes	8.90%	4.66%	4.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	16.00%	1.66%	5.01%